UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 27, 2023
LGI HOMES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive,	Suite 430,	The Woodlands,	Texas	77380
(Address of principal executive offices)				(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LGIH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 28, 2023, LGI Homes, Inc. (the “Company”) amended the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to provide for exculpation of certain officers of the Company from personal liability under certain circumstances as permitted by Delaware law (the “Amendment”). Exculpation is only permitted for direct claims (as opposed to derivative claims made by stockholders on behalf of the Company) and does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The Amendment was approved by the Board of Directors and stockholders of the Company and was effected through the filing of a Certificate of Amendment of Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The description of the Amendment set forth above is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of LGI Homes, Inc. (the “Company”) held on April 27, 2023, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in the Company’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 17, 2023.
Election of Directors (Item 1)
The following nominees for director were elected to serve one-year terms expiring at the Company’s 2024 annual meeting of stockholders:

Nominee	For	Withheld	Broker Non-Votes
Ryan Edone	16,356,957	269,004	1,642,988
Eric Lipar	16,348,302	277,659	1,642,988
Shailee Parikh	15,897,157	728,804	1,642,988
Bryan Sansbury	16,287,196	338,765	1,642,988
Maria Sharpe	16,530,113	95,848	1,642,988
Steven Smith	14,752,078	1,873,883	1,642,988
Robert Vahradian	16,291,888	334,073	1,642,988
Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified:

For	Against	Abstentions	Broker Non-Votes
18,134,591	131,248	3,110	—
Advisory Vote to Approve the Compensation Paid to the Named Executive Officers for 2022 (Item 3)
The advisory vote on the compensation paid to the named executive officers for 2022 was approved:

For	Against	Abstentions	Broker Non-Votes
15,882,612	714,140	29,209	1,642,988

Advisory Vote to Amend the Certificate of Incorporation for Exculpation of Officers (Item 4)
The advisory vote on the certificate of incorporation for exculpation of officers for 2022 was approved:

For	Against	Abstentions	Broker Non-Votes
15,882,612	714,140	29,209	1,642,988

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
3.1	Certificate of Amendment of Certificate of Incorporation of LGI Homes, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023
LGI HOMES, INC.

	By:	/s/ Eric Lipar
Eric Lipar
Chief Executive Officer and Chairman of the Board